                                                                     EXHIBIT 15B

                     [DELOITTE & TOUCHE LLP LETTERHEAD]


July 10, 1998


Chrysler Corporation
1000 Chrysler Drive
Auburn Hills, Michigan

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim financial information of Chrysler Corporation and consolidated subsidiaries for the three-month and six-month periods ended June 30, 1998 and 1997, as indicated in our report dated July 10, 1998. Because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, is incorporated by reference in the following Registration Statements:


                 REGISTRATION
FORM             STATEMENT NO.                       DESCRIPTION
S-8                33-5588              Chrysler Salaried Employees' Savings Plan

S-8                33-6117              Chrysler Corporation Stock Option Plan

S-3                33-13739             Chrysler Corporation Common Stock
                                        deliverable to Selling stockholder named
                                        therein

S-3                33-15716             Chrysler Corporation Common Stock
                                        deliverable to Selling stockholders named
                                        therein

S-8                33-15544             Chrysler Corporation Common Stock
                   (Post-Effective      deliverable pursuant to the 1972 and 1980
                    Amendment No. 1)    American Motors Corporation Stock Option
                                        Plans

S-3                33-15849             Chrysler Corporation Debt Securities

S-3                33-22233             Chrysler Corporation Common Stock
                                        deliverable to Selling stockholders named
                                        therein

S-3                33-39688             Chrysler Corporation Common Stock
                                        deliverable to Selling stockholders named
                                        therein



               REGISTRATION
FORM           STATEMENT NO.                       DESCRIPTION
S-8              33-47986             Chrysler Corporation 1991 Stock
                                      Compensation Plan

S-3              33-59294             Chrysler Corporation Common Stock
                                      deliverable to Selling stockholder named
                                      therein

S-8              33-55817             Chrysler Corporation 1991 Stock
                                      Compensation Plan

S-3              33-21589             Chrysler Corporation Debt Securities

S-4              333-21849            Chrysler Corporation Debt Securities


We also are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.



DELOITTE & TOUCHE LLP